Commitments and Contingencies	12 Months Ended
Sep. 30, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

Employment agreements

The Company has employment agreements with certain officers, which extend from 24 to 60 months, and are renewable for successive one year terms. These agreements provide for base levels of compensation and separation benefits. Future minimum payments under these employment agreements as of September 30, 2014 are as follows:

September 2015	$825,000
September 2016	645,000
September 2017	645,000
September 2018	268,750
Total	$2,383,750

Leases

The Company leases its office premises located in Florida for a two year term which renews automatically for another two years if it is not terminated at the end of the initial lease period. Future minimum payments under the lease as of September 30, 2014 is as follows:

September 2015	$137,000
September 2016	34,000
Total	$171,000